UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/17 is included with this Form.

■ Value Line Centurion Fund, Inc. (unaudited)
Semi-Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
June 30, 2017:
$137,133,339
Portfolio Composition at
June 30, 2017:
(Percentage of Total
Net Assets)

Cash & Other Assets — Net 6.1%
Common Stocks 93.9%

An Update from Fund Management (unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the six months ended June 30, 2017.
During the semi-annual period, the Fund posted absolute gains and outperformed its benchmark index, the S&P 500® Index, on a relative basis. The Fund also matched or outpaced the category average return of its peers for the three- and five-year periods ended June 30, 2017, as noted by Morningstar1 (mid-cap growth category).
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund.
You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2017, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of slow economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) averaged 1.4%, which was weaker than the 2.1% growth rate registered in the fourth quarter of 2016. This weaker number was due primarily to a drop in federal, state and local government spending along with a deceleration in imports. Second quarter GDP is expected to be better, around 2% or somewhat higher. During the semi-annual period, the labor market was a source of strength. U.S. unemployment declined from 4.7% to 4.4%, considered near full employment. Nonfarm payroll gains averaged 180,000 for the semi-annual period, strong but slightly less than the 186,000 per month on average in 2016. However, average hourly earnings declined from a 2.9% to a 2.5% growth rate, below the peak of previous economic expansions. Manufacturing was an additional source of strength to the U.S. economy, improving throughout the first half of 2017. Inflation, as measured by the Consumer Price Index (CPI) was lower than expected, as energy and consumer prices fell and wage growth remained muted. More specifically, headline CPI rose 1.6% year over year before seasonal adjustment as of June 2017, a figure that has been declining rather steadily since February 2017, when it was 2.7%. Core inflation, which excludes food and energy, was up 1.7% in June 2017 from a year earlier. While the food segment of the CPI increased 0.9% during the 12 months ended June 30, 2017, the energy segment of the CPI rose 2.3% over the same 12-month span. However, notably, the energy segment of the CPI decreased in four of the six months of the semi-annual period, most recently declining 2.7% in May 2017 and 1.6% in June 2017.
Based in large part on the U.S. Federal Reserve’s (the Fed) view that the low unemployment rate would trigger wage inflation, the Fed embarked on a path of tightening monetary policy, raising the targeted federal funds rate twice during the semi-annual period — in March and June 2017 — by 25 basis points each, bringing it to a range of 1.00% to 1.25% by the end of the semi-annual period. (A basis point is 1/100th of a percentage point.) At the end of June 2017, the Fed was widely expected to raise interest rates once more this calendar year. This caused short-term interest rates to rise, with the yield on the two-year U.S. Treasury note increasing from 1.19% to 1.38% during the first half of 2017. Seemingly moving in a similar direction, the European Central Bank (ECB) signaled its intention during the semi-annual period to pull back from its accommodative stance, putting pressure on European short-term interest rates. Since many European investors buy U.S. bonds, this put further upward pressure on U.S. short-term interest rates. On the other hand, yields on longer-term U.S. Treasuries were not adversely affected by Fed or ECB policy. The yield on the 10-year U.S. Treasury note declined from 2.44% to 2.27% during the semi-annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
Rising interest rates in the U.S. did not benefit the U.S. dollar relative to other major currencies. On June 30, 2017, the U.S. Dollar Index (“DXY”)2 declined to its lowest level since October 2016. Following the U.S. presidential elections, the DXY had risen to its highest level in 14 years, but it declined since, mainly reflecting the potential impact of the new Administration’s protectionist trade policies.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (unaudited)
Semi-Annual Report To Contractowners

Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 9.34% during the six months ended June 30, 2017, buoyed by still relatively low interest rates and by positive trends in corporate earnings. International equities, both developed and emerging, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, outperformed the U.S. equity market. The benefit of a broad earnings recovery and ongoing, albeit slow, economic expansion was greater in markets outside of the relatively advanced U.S. market.
As 2017 began, U.S. equities rallied to new highs on the prospect of deregulation following President Trump’s executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally in February 2017 on anticipation of potential U.S. tax reform and by stronger economic data. In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. After House Republicans were unable to schedule a vote on health care, U.S. equities moved lower. All told, then, for the month of March 2017, U.S. equities were virtually flat.
U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and less political risk in Europe following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic and inflation data appeared to soften. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid gains during the semi-annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sectors were information technology, health care and consumer discretionary, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

2
The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (unaudited)
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. The Fund is actively managed by the Adviser, which seeks to purchase growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System to assist in selecting securities for purchase or sale. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 10.28% during the six months ended June 30, 2017. This compares to the 9.34% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Favorable sector allocation decisions also contributed positively.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks. Among value-oriented stocks, the energy and telecommunication services sectors of the S&P 500® Index were particularly lagging, each posting double-digit losses. These trends in the broad U.S. equity market boosted the Fund’s relative results, as the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum and owned no energy or telecommunication services stocks during the six-month reporting period.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from having no allocation at all to either the energy or telecommunication services sectors, as each posted negative absolute returns during the semi-annual period. The Fund also enjoyed positive results in all sectors of the S&P 500® Index in which it was invested, except consumer discretionary and utilities. In particular, effective stock selection in the industrials and health care sectors boosted the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary, information technology and consumer staples sectors. Having an underweight to the strongly performing information technology sector also dampened relative results. Specifically, the Fund did not own Apple or Facebook, each of which posted sizable double-digit gains during the semi-annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were two health care-related companies — life science equipment provider Idexx Laboratories and weighing instruments manufacturer Mettler-Toledo International — as well as pest control services provider Rollins. Each of these companies’ stocks were boosted to robust double-digit gains during the semi-annual period by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Auto parts retailer AutoZone within the consumer discretionary sector detracted most from the Fund’s performance during the semi-annual period, posting a double-digit decline in part due to a potential future competitive threat from Amazon. Also, Acuity Brands, which designs, produces and distributes a full range of indoor and outdoor lighting and

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (unaudited)
Semi-Annual Report To Contractowners

control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Its shares declined during the semi-annual period on weaker than expected operating results. Further, as mentioned earlier, relative to the S&P 500® Index, the Fund was hurt by not owning Apple, whose shares rose significantly during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, no new names were added to the Fund’s portfolio, but we increased its positions in dental supplies manufacturer Dentsply Sirona and design analysis and optimization software solutions developer Ansys, in each case based on reports of strong operating results from these firms.
Among the largest deletions from the Fund’s portfolio during the semi-annual period were physician management services provider Mednax and footwear manufacturer Wolverine World Wide. In each case, the exiting of the position from the Fund’s portfolio was due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
The Fund’s weightings in the health care sector increased relative to the S&P 500® Index, and its allocations in the consumer discretionary, utilities and real estate sectors decreased relative to the S&P 500® Index during the six-month period ended June 30, 2017.
How was the Fund positioned relative to its benchmark index at the end of June 2017?
As of June 30, 2017, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials, consumer staples and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, information technology, consumer discretionary, utilities and real estate sectors on the same date. On June 30, 2017, the Fund held no positions at all in the telecommunication services and energy sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (unaudited)
Semi-Annual Report To Contractowners

Top Ten Holdings (As of 6/30/2017) (unaudited)
Company	Percentage of Net Assets
Rollins, Inc.	4.15%
Mettler-Toledo International, Inc.	3.18%
Roper Technologies, Inc.	2.60%
Church & Dwight Co., Inc.	2.48%
Waste Connections, Inc.	2.41%
IDEXX Laboratories, Inc.	2.35%
Fiserv, Inc.	2.28%
AutoZone, Inc.	2.08%
TJX Companies, Inc. (The)	2.07%
J&J Snack Foods Corp.	2.07%
Total	25.67%
Sector Weightings vs. Index (As of 6/30/2017) (unaudited)
Percentage of investment securities (excluding short-term securities)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (unaudited)
Semi-Annual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2017) (unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	13.25%	7.62%	12.56%	4.73%	8.58%
S&P 500® Index	17.90%	9.61%	14.63%	7.18%	10.97%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Fund Expenses (unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2017 and held for six months ended June 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,102.80	$4.64	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41	0.89%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Schedule of Investments
June 30, 2017 (unaudited)
Shares		Value
Common Stocks — 93.9%
Consumer Discretionary — 7.0%
Distribution & Wholesale — 1.0%
40,200	LKQ Corp.*	$1,324,590
Retail — 6.0%
5,000	AutoZone, Inc.*	2,852,300
11,700	Brinker International, Inc.(1)	445,770
9,000	Dollar Tree, Inc.*	629,280
1,900	Domino’s Pizza, Inc.	401,907
5,200	O’Reilly Automotive, Inc.*	1,137,448
39,400	TJX Companies, Inc. (The)	2,843,498
		8,310,203
		9,634,793
Consumer Staples — 13.6%
Agriculture — 1.6%
11,600	British American Tobacco PLC ADR(1)	795,064
22,000	Reynolds American, Inc.	1,430,880
		2,225,944
Beverages — 0.9%
11,000	PepsiCo, Inc.	1,270,390
Food — 6.2%
23,000	General Mills, Inc.	1,274,200
82,000	Hormel Foods Corp.(1)	2,797,020
12,800	Ingredion, Inc.	1,525,888
21,500	J&J Snack Foods Corp.	2,839,505
		8,436,613
Household Products — 2.5%
65,600	Church & Dwight Co., Inc.	3,403,328
Retail — 2.4%
14,000	Casey’s General Stores, Inc.(1)	1,499,540
11,000	Costco Wholesale Corp.	1,759,230
		3,258,770
		18,595,045
Energy — 0.5%
Pipelines — 0.5%
16,700	Enbridge, Inc.	664,827
Financials — 0.5%
Insurance — 0.5%
5,000	Chubb, Ltd.	726,900
Healthcare — 17.1%
Biotechnology — 1.7%
14,000	Alexion Pharmaceuticals, Inc.*	1,703,380
3,500	Illumina, Inc. *	607,320
		2,310,700
Electronics — 3.2%
7,400	Mettler-Toledo International, Inc. *	4,355,196
Shares		Value
Healthcare Products — 8.9%
6,000	Becton Dickinson & Co.	$1,170,660
7,000	C.R. Bard, Inc.	2,212,770
24,700	Danaher Corp.	2,084,433
10,700	DENTSPLY SIRONA, Inc.	693,788
15,300	Henry Schein, Inc. *	2,800,206
20,000	IDEXX Laboratories, Inc. *	3,228,400
		12,190,257
Pharmaceuticals — 2.7%
4,272	Allergan PLC	1,038,480
6,340	Express Scripts Holding Co. *	404,746
53,500	Novo Nordisk A/S ADR	2,294,615
		3,737,841
Software — 0.6%
11,800	Cerner Corp.*	784,346
		23,378,340
Industrials — 31.8%
Aerospace & Defense — 5.9%
12,100	General Dynamics Corp.	2,397,010
19,862	HEICO Corp.	1,426,886
7,000	Northrop Grumman Corp.	1,796,970
12,500	Teledyne Technologies, Inc.*	1,595,625
3,400	TransDigm Group, Inc.	914,158
		8,130,649
Commercial Services — 5.6%
5,700	Equifax, Inc.	783,294
27,030	IHS Markit, Ltd.*	1,190,402
139,800	Rollins, Inc.	5,691,258
		7,664,954
Electrical Equipment — 3.4%
9,500	Acuity Brands, Inc.	1,931,160
45,000	AMETEK, Inc.	2,725,650
		4,656,810
Environmental Control — 4.5%
26,000	Republic Services, Inc.	1,656,980
15,100	Stericycle, Inc.*	1,152,432
51,300	Waste Connections, Inc.	3,304,746
		6,114,158
Hand & Machine Tools — 0.9%
7,000	Lincoln Electric Holdings, Inc.	644,630
4,000	Snap-on, Inc.	632,000
		1,276,630
Housewares — 1.9%
38,000	Toro Co. (The)	2,633,020
Machinery Diversified — 6.1%
19,200	IDEX Corp.	2,169,792
9,000	Middleby Corp. (The)*	1,093,590

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Shares		Value
Common Stocks — 93.9% (Continued)
Machinery Diversified — 6.1% (Continued)
15,400	Roper Technologies, Inc.	$3,565,562
17,000	Wabtec Corp.(1)	1,555,500
		8,384,444
Miscellaneous Manufacturers — 0.2%
5,100	ITT, Inc.	204,918
Transportation — 3.3%
28,000	Canadian National Railway Co.	2,269,400
8,000	J.B. Hunt Transport Services, Inc.	731,040
13,800	Union Pacific Corp.	1,502,958
		4,503,398
		43,568,981
Information Technology — 14.1%
Commercial Services — 1.0%
5,700	Automatic Data Processing, Inc.	584,022
7,800	WEX, Inc.*	813,306
		1,397,328
Computers — 1.9%
21,400	Accenture PLC Class A	2,646,752
Diversified Financial Services — 1.8%
20,500	MasterCard, Inc. Class A	2,489,725
Electronics — 1.6%
28,600	Amphenol Corp. Class A	2,111,252
Software — 7.8%
15,800	ANSYS, Inc.*	1,922,544
25,600	Fiserv, Inc.*	3,131,904
49,600	Open Text Corp.(1)	1,564,384
28,400	Salesforce.com, Inc.*	2,459,440
7,800	Ultimate Software Group, Inc. (The) (1)*	1,638,468
		10,716,740
		19,361,797
Materials — 8.3%
Chemicals — 2.0%
27,600	FMC Corp.	2,016,180
1,700	NewMarket Corp.	782,816
		2,798,996
Shares		Value
Commercial Services — 1.7%
17,000	Ecolab, Inc.	$2,256,750
Housewares — 0.9%
14,000	Scotts Miracle-Gro Co. (The)	1,252,440
Packaging & Containers — 3.7%
42,400	Ball Corp.	1,789,704
32,500	Crown Holdings, Inc. *	1,938,950
12,200	Packaging Corp. of America	1,358,958
		5,087,612
		11,395,798
Real Estate — 1.0%
REITS — 1.0%
10,500	American Tower Corp. REIT	1,389,360
Total Common Stocks (Cost $53,646,184)		128,715,841
Short-Term Investments — 13.5%
Money Market Funds — 13.5%
8,525,580	State Street Institutional U.S. Government Money Market Fund, Premier Class	8,525,580
10,021,324	State Street Navigator Securities Lending Government Money Market Portfolio(2)	10,021,324
Total Short-Term Investments (Cost $18,546,904)		18,546,904
Total Investments — 107.4% (Cost $72,193,088)		$147,262,745
Excess Of Liabilities Over Cash And Other Assets — (7.4)%		(10,129,406)
Net Assets — 100.0%		$137,133,339
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2017, the market value of the securities on loan was $9,868,270.

(2)
Securities with an aggregate market value of  $9,868,270 were out on loan in exchange for $10,021,324 of cash collateral as of June 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1I in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$128,715,841	$—	$—	$128,715,841
Short-Term Investments	18,546,904	—	—	18,546,904
Total Investments in Securities	$147,262,745	$—	$—	$147,262,745

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
Statement of Assets and Liabilities
Statement of Operations

June 30, 2017 (unaudited)

ASSETS:
Investment securities, at value (Cost – $ 72,193,088) (securities on loan, at value, $9,868,270)	$147,262,745
Cash	7,550
Interest and dividends receivable	105,179
Prepaid expenses	6,560
Receivable for securities lending income	3,667
Receivable for capital shares sold	998
Total Assets	147,386,699
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	10,021,324
Payable for capital shares redeemed	81,627
Accrued expenses:
Advisory fee	57,288
Service and distribution plan fees	30,935
Directors’ fees and expenses	5,640
Other	56,546
Total Liabilities	10,253,360
Net Assets	$137,133,339
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 5,628,698 shares)	$5,628,698
Additional paid-in capital	85,461,597
Undistributed net investment income	446,154
Accumulated net realized loss on investments and foreign currency	(29,472,767)
Net unrealized appreciation of investments	75,069,657
Net Assets	$137,133,339
Net Asset Value Per Outstanding Share ($137,133,339 ÷ 5,628,698 shares outstanding)	$24.36

for the Six Months Ended
June 30, 2017 (unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $13,761)	$755,343
Securities lending income	13,129
Interest	855
Total Income	769,327
Expenses:
Advisory fee	339,586
Service and distribution plan fees	271,668
Auditing and legal fees	43,130
Custodian and accounting fees	13,873
Directors’ fees and expenses	11,031
Printing and postage	6,717
Professional fees	4,353
Insurance	4,120
Registration and filing fees	1,208
Other	1,449
Total Expenses Before Fees Waived (See Note 5)	697,135
Less: Service and Distribution Plan Fees Waived	(92,446)
Net Expenses	604,689
Net Investment Income	164,638
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	6,583,415
Foreign currency translations	191
6,583,606
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	6,641,619
Foreign currency translations	94
6,641,713
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	13,225,319
Net Increase in Net Assets from Operations	$13,389,957

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
Statement of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$164,638	$282,525
Net realized gain on investments and foreign currency	6,583,606	7,255,190
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	6,641,713	1,291,319
Net increase in net assets from operations	13,389,957	8,829,034
Distributions to Shareholders from:
Net investment income	—	(255,721)
Share Transactions:
Proceeds from sale of shares	383,699	2,674,183
Proceeds from reinvestment of dividends to shareholders	—	255,721
Cost of shares redeemed	(9,366,787)	(13,025,901)
Net decrease in net assets from capital share transactions	(8,983,088)	(10,095,997)
Total increase/(decrease) in net assets	4,406,869	(1,522,684)
NET ASSETS:
Beginning of period	132,726,470	134,249,154
End of period	$137,133,339	$132,726,470
Undistributed net investment income included in net assets, at end of period	$446,154	$281,516

See Notes to Financial Statements.

■  Value Line Centurion Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.09	$20.71	$20.56	$18.86	$14.48	$12.56
Income/(loss) from investment operations:
Net investment income	0.03	0.05	0.05	0.07	0.05	0.09
Net gains/(losses) on securities (both realized and unrealized)	2.24	1.37	0.17	1.67	4.42	1.83
Total from investment operations	2.27	1.42	0.22	1.74	4.47	1.92
Less distributions:
Dividends from net investment income	—	(0.04)	(0.07)	(0.04)	(0.09)	—
Net asset value, end of period	$24.36	$22.09	$20.71	$20.56	$18.86	$14.48
Total return*	10.28%(1)	6.86%	1.08%	9.25%	30.96%	15.29%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$137,133	$132,726	$134,249	$151,516	$154,038	$133,027
Ratio of gross expenses to average net assets(2)	1.03%(3)	1.04%	1.04%	1.04%	1.04%	1.06%
Ratio of net expenses to average net assets(4)	0.89%(3)	0.90%	0.90%	0.89%	0.89%	0.91%
Ratio of net investment income to average net assets	0.24%(3)	0.21%	0.18%	0.33%	0.26%	0.58%
Portfolio turnover rate	—	4%	5%	6%	7%	11%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Annualized.

(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements

June 30, 2017 (unaudited)

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks. The Fund is part of the Value Line Funds (the “Value Line Funds”), a family of 12 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended June 30, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2017, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2017, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At period end, the Fund was not invested in joint repurchase agreements.
As of June 30, 2017, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$9,868,270	$10,021,324	$10,096,486

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2017.
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	>30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$10,021,324	$—	$—	$—	$10,021,324
Total Borrowings	$10,021,324	$—	$—	$—	$10,021,324
Gross amount of recognized liabilities for securities lending transactions					$10,021,324

(J) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Shares sold	16,328	125,511
Shares issued to shareholders in reinvestment of dividends	—	11,608
Shares redeemed	(397,018)	(610,886)
Net decrease	(380,690)	(473,767)
Dividends per share from net investment income	$—	$0.0411

3.
Purchases and Sales of Securities

Six Months Ended June 30, 2017 (unaudited)
PURCHASES:
Investment Securities	$456,579
SALES:
Investment Securities	$10,671,177

4.
Income Taxes

At June 30, 2017, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$72,193,088
Gross tax unrealized appreciation	$75,665,196
Gross tax unrealized depreciation	(595,539)
Net tax unrealized appreciation on investments	$75,069,657

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $339,586 was paid or payable to the Adviser for the six months ended June 30, 2017. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the period and paid monthly. The

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2017, fees amounting to $271,668, before fee waivers, were accrued under the Plan. Effective August 1, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year and renewed annually. For the six months ended June 30, 2017, the fees waived amounted to $92,446. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.
6.
New Accounting Pronouncement

In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations. Although Management is still evaluating the potential impacts of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.

Semi-Annual Report
FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE
CENTURION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Mid-Cap Growth category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 12 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund’s performance was below the performance of the Peer Group and Category medians and the benchmark index for the one-year and ten-year periods ended March 31, 2017. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the three-year and five-year periods ended March 31, 2017.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for the Fund as part of its fee under its Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category do not include the adviser’s provision or bearing the costs of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under the Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the advisory and management (i.e., the combined advisory, fund accounting and administrative) fee rates of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category, the Fund’s expense ratio was less than the Peer Group and Category medians. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2019. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 7, 2017